THIRD AMENDMENT OF LOAN AGREEMENT


PARTIES:

         OBIE MEDIA CORPORATION, an Oregon corporation (Borrower)

         UNITED STATES NATIONAL BANK OF OREGON (Bank)


RECITALS:

         On October 31, 1996, Borrower, Bank and certain Guarantors entered into a Loan Agreement (the Original Loan Agreement). The Original Loan Agreement was subsequently modified by First Amendment of Loan Agreement and a Second Amendment of Loan Agreement (the Second Amendment). The Original Loan Agreement, as modified, is referred to in this amendment as the Loan Agreement. Except as specifically set forth in this amendment, all capitalized terms have the meanings assigned in the Loan Agreement.


AGREEMENTS:

         1.       THE REVOLVING LOAN.

                  a. MAXIMUM AMOUNT. Subparagraph 3.a. of the Loan Agreement is modified to read as follows:

                         "a. MAXIMUM AMOUNT. Subject to the terms and conditions
                  of this Agreement, Bank, at its option, may make Advances to Borrower from time to time on a revolving credit basis in an aggregate principal amount not to exceed at any one time outstanding an amount equal to the lesser of (i) Two Million Dollars ($2,000,000); and (ii) the Borrowing Base then in effect."

                  b. THE REVOLVING NOTE. The first sentence of Paragraph 3.d. of the Loan Agreement is modified to read as follows:

                         "d.  ADVANCES.  Advances under the Revolving Loan shall
                  be evidenced by a Revolving Note executed by Borrower in the principal amount of Two Million Dollars ($2,000,000)."

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                  c.  FEE.   Contemporaneously   with  the   execution  of  this
amendment, Borrower shall pay to Bank a fee of Two Thousand Five Hundred Dollars ($2,500).

         2. CURRENT RATIO COVENANT. Borrower's covenant to maintain a ratio of Current Assets to Current Liabilities of not less 1:1 as of the end of each calendar quarter of Borrower is terminated, effective May 1, 1997.

         3. ADDITIONAL DOCUMENTS. Contemporaneously with the execution of this amendment, Borrower shall deliver to Bank, in form and substance satisfactory to Bank, the following:

                  a.       A Revolving Note.

                  b. A written opinion of Gleaves, Swearingen, Larsen, Potter, Scott & Smith and/or Tonkon, Torp, Galen, Marmaduke & Booth, the counsel for Borrower, dated as of the date of this amendment and addressed to Bank, in form and substance satisfactory to Bank.

                  c. Any other documents that Bank may reasonably request.

         4. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this amendment, Borrower represents and warrants to Bank that, except as previously disclosed to Bank:

                  a. All representations and warranties of Borrower contained in the Loan Agreement continue to be true and complete as of the date of this amendment.

                  b. No Event of Default has occurred or is continuing, and no event has occurred and is continuing that, with the giving of notice or the passage of time, or both, would be an Event of Default under the Loan Agreement.

                  c. No material adverse change has occurred in the financial condition of Borrower since the date of the Second Amendment.

                  d. Borrower's execution, delivery and performance of this amendment and all documents executed pursuant to this amendment have been duly authorized by all necessary action, do not contravene any Law binding on it or its organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected.

                  e. This amendment and all documents executed pursuant to this amendment are, and when delivered will be, valid, binding and enforceable in accordance with their respective terms.


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         5. NOTICES.  In  modification of Paragraph 16.h. of the Loan Agreement, and in modification of any notice provisions in the other Loan Documents, Borrower designates the following address for notices:

                  Borrower:                          4211 W. 11th Avenue
                                                     Eugene, OR  97405
                                                     Attention:  Mr. Brian Obie

         6. COUNTERPARTS; EXECUTION BY FACSIMILE. This amendment may be executed in several counterparts, each of which will be deemed to be an original and all of which together constitute one and the same instrument. Delivery of an executed copy of this amendment by telecopy, telex or other means of electronic communication producing a printed copy will be deemed to be an execution and delivery of this amendment on the date of such communication by the parties so delivering such a copy. The party so delivering such a copy via electronic communication shall deliver an executed original of this amendment to the other party within one (1) week of the date of delivery of the copy sent via electronic communication.

         7. EFFECT. Except as specifically modified by this amendment, or any document executed pursuant to this amendment, the Loan Documents remain in full force and effect.

         8.  DISCLOSURE.  UNDER  OREGON  LAW,  MOST  AGREEMENTS,   PROMISES  AND
COMMITMENTS MADE BY A BANK AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE BANK TO BE ENFORCEABLE.

         Dated as of June 20, 1997.

OBIE MEDIA CORPORATION                         UNITED STATES NATIONAL BANK
                                               OF OREGON

By: /s/ Brian Obie                             By: /s/ Larry Johnson
   ------------------------------                 ------------------------------
   Brian Obie, President                           Larry Johnson, Vice President